================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 7, 2003

                            ELECTRIC FUEL CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                     0-23336                95-4302784
  (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)

   632 BROADWAY, SUITE 1200, NEW YORK, NEW YORK                    10012
     (Address of Principal Executive Offices)                   (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (646) 654-2107


          (Former name or former address, if changed since last report)



================================================================================


                                Page 1 of 7 Pages
                         Exhibit Index appears on Page 4

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits. A list of exhibits required is given in the Exhibit Index that precedes the exhibits filed with this report.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 8, 2003, we publicly disseminated an earnings release (the "Release") announcing our financial results for the quarter ended June 30, 2003. A copy of the Release is attached as Exhibit 99.1 hereto.

         The information included in the attached Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

         To supplement the consolidated financial results as determined in accordance with generally accepted accounting principles ("GAAP"), the Release presents a non-GAAP financial measure, "LBITDA" (Loss Before Interest, Taxes, Depreciation and Amortization). We believe that the use of LBITDA enhances overall understanding of our current financial performance and our progress towards cash-flow break even and toward GAAP profitability. As required by the Securities and Exchange Commission, LBITDA is reconciled to Net Loss in the Release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ELECTRIC FUEL CORPORATION
                                              (REGISTRANT)


                                   By:  /s/ Robert S. Ehrlich
                                       -----------------------------------------
                                       Name:    Robert S. Ehrlich
                                       Title:   President, Chairman of the Board
                                                and Chief Executive Officer

Dated:   August 7, 2003

                                  EXHIBIT INDEX


         The following exhibits are filed with the Current Report on Form 8-K.

             EXHIBIT
              NUMBER                    DESCRIPTION
               99.1       Earnings press release dated August 7, 2003





                                     Page 3